UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: six months ended March 31, 2005

Item 1. Report to Stockholders.

Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Large Cap
Growth Fund
An Ameritas Acacia Company
E-Delivery Sign-up -- details inside

Table of Contents

President's Letter
1

Social Update
3

Portfolio Management Discussion
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
17

Financial Highlights
21

Explanation of Financial Tables
25

Proxy Voting and Availability of Quarterly Portfolio Holdings
27

Basis for Board's Approval of Investment Advisory Contracts
27

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholders:

Over the six months ended March 31, 2005, the markets generally moved forward, in step with solid U.S. economic growth, corporate profitability, and a favorable response to last November's U.S. Presidential election. These positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

The broad U.S. stock market advanced 6.88% (as measured by the S&P 500 Index), while bond returns trended flat, with the Lehman U.S. Credit Index gaining 0.20% for the six months ended March 31, 2005.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are pleased that several Calvert funds have again been recognized during the year by the industry for their excellence.

Calvert Large Cap Growth Fund, for the second consecutive year, was named to the USA Today 2005 "All Star Mutual Fund Team" for its consistent, long-term performance in its multi-cap category.1 In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its Feb. 7, 2005, issue.

A Long-Term Perspective

In managing our equity funds, Calvert uses a unique Double Diligence ™ research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

Social Update

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our current areas of activism are board diversity, executive compensation, and greenhouse-gas reduction, and for the six-month reporting period we're happy to report progress in all three:

  Three of 12 companies we've worked with have agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity. These principles help to ensure that women and minority candidates are routinely included in every director search.
  In the area of executive compensation, two of four other companies we've worked with, Xerox and Dollar General, agreed to our request for aligning executive compensation with social and financial performance.
  All four companies from which we requested additional greenhouse-gas disclosure responded positively.

Calvert began the 2004-2005 proxy season by filing 28 shareholder proposals. Although we are still early in the season, 13 resolutions have already been withdrawn because the companies have agreed to our requests.

We invite our own shareholders to visit www.calvert.com/sri.html to learn more about Calvert's advocacy programs.

Corporate Transparency

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund(R) Class A shares returned 6.93% for the six-month reporting period ended March 31, 2005, outperforming our primary benchmark, the S&P 500 Index (at 6.88%). The performance was favorable in both absolute and relative terms.

Investment Climate

During the six-month period, larger companies, and especially more growth-oriented larger companies, lagged the general market. For example, the S&P 500 Index, a large-cap index that was up 6.88%, significantly lagged the Russell 2000(R) Index, a small-cap index that was up 8.00%. Likewise, the S&P 500/Barra Growth Index returned 6.5%, versus a stronger 7.3% return for the S&P 500/ Barra Value Index. Clearly, our Fund was swimming against the prevailing small- and value-oriented stock market currents. However, we do not expect these trends to continue unabated. On a contrarian basis, we believe that large-cap, and particularly growth-oriented stocks, are overdue for stronger relative performance. It has been a number of years since we have seen what we believe to be such reasonable valuations for the kinds of stock that are the mainstay of this Fund.

Portfolio Strategy

Positives for the reporting period

Selected individual stocks helped us achieve market-beating performance for this six-month period. In addition, our ongoing goal of being fully invested in the market certainly played a major role in our strategy for the period, as did our maintaining robust investments in industries that performed well, including telecommunications, retail, and computers. And, although the Fund had lower exposure to Energy than did the market overall, our Energy holdings were an additional positive for the period.

Our top performer, Apple Computer (at 72.02%), introduced the bargain-priced Mac Mini computer, helping to propel the stock, but the real power came from Apple's stunningly successful iPod digital music player. As of early March of this year, the company had reportedly sold some 10 million players, and the number of songs available for download from its iTunes music library passed the one million mark.

Other positive performers for the period included these holdings across economic industries: Western Wireless Corp., Reuters Group Plc., Eon Labs Inc., EOG Resources Inc., American Movil SA de CV, Chesapeake Energy Corp., NVR Inc., Adobe Systems, and Nordstrom, Inc.

Negatives for the reporting period

Our best performer, Apple Computer, more than made up for the red ink of our eight worst performers, among which was Lone Star Technologies, which declined more than 25.0%. We originally purchased the stock during the summer of 2004 but divested all our holdings after a sub-par earnings announcement in October. Online auctioneer eBay had been a stellar stock in 2004, gaining more than 100%.

However, in early January 2005, amidst pricing hikes for online sellers and a possible CEO departure, the stock fell precipitously, losing more than 30% in just one month. Other negative contributors for the period, across economic industries, included Symantec Corp., WESCO International Inc., Harman International Industries Inc., Armor Holdings Inc., Pfizer Inc., Fossil Inc., Network Appliance Inc., and Smart & Final Inc.

Outlook

Large-cap stocks continued to trail small caps significantly for the last half-year, three-year, and five-year periods ended March 31, 2005.1 However, we do not believe this trend will continue for much longer. Indeed, large-cap stocks may have turned the corner already, having outperformed small-cap stocks in three of the last four quarters. Value-stock dominance has continued, with value outperforming growth stocks for the last half-year, one-year, three-year, and five year periods ended March 31, 2005.2 Certainly, we believe it's time for growth stocks to regain a performance edge. For this reason, and others we have communicated in previous reports, the Fund is designed to be fully invested in the stock market. Although we trailed the S&P 500 for the closing quarter of the reporting period, we are still very optimistic for 2005 as a whole. Our plan is to stay with our disciplined quantitative investment process and to keep a keen eye on large-cap and growth-oriented stocks.

April 2005

1. As of March 31, 2005: Large-cap stocks, represented by the S&P 500 returned 6.88%, 6.69%, 2.75% and --3.16% for the six-month, 1-year, 3-year, and 5-year periods. Small-cap stocks, represented by the Russell 2000 returned 8.00%, 5.41%, 8.05% and 4.01% for the six-month, 1-year, 3-year, and 5-year periods.

2. As of March 31, 2005: Value stocks, represented by the S&P 500/Barra Value Index returned 7.26%, 9.24%, 5.14% and 1.93% for the six-month, 1-year, 3-year, and 5-year periods. Growth stocks, represented by the S&P 500/Barra Growth Index returned 6.49%, 4.13%, 0.27% and --8.16% for the six-month, 1-year, 3-year, and 5-year periods.

Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	6.93%	4.95%
Class B	6.39%	3.96%
Class C	6.50%	3.94%
Class I	7.25%	5.56%
S&P 500
Index*	6.88%	6.69%
Lipper Multi-Cap
Growth Funds Avg.*	7.11%	3.10%

Asset Allocation

Stocks	98%
Cash or Cash Equivalents	2%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2005
% of Total
Economic Sectors	Investments
Auto & Transportation	4.2%
Consumer Discretionary	22.9%
Consumer Staples	3.6%
Financial Services	18.4%
Health Care	8.4%
Integrated Oils	1.9%
Materials & Processing	0.7%
Non Equity Securities	1.9%
Other	0.5%
Other Energy	5.6%
Producer Durables	7.7%
Technology	19.9%
Utilities	4.3%
100%

Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares*
One year	(0.04%)
Five year	(5.39%)
Ten Year	10.93%

Class B Shares
One year	(1.04%)
Since inception	(4.41%)
(10/31/00)

Class C Shares
One year	2.94%
Since inception	(3.89%)
(10/31/00)

Class I Shares*
One year	5.56%
Five year	(3.96%)
Ten Year	11.77%

Ten Largest Stock Holdings

% of Net Assets

Apple Computer, Inc.	4.6%
EOG Resources, Inc.	2.4%
Bristol-Myers Squibb Co.	2.3%
Walgreen Co.	2.3%
Deere & Co.	2.1%
SBC Communications, Inc.	2.1%
Legg Mason, Inc.	2.1%
Home Depot, Inc.	2.0%
Dell, Inc.	2.0%
Amgen, Inc.	2.0%
Total	23.9%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Past performance is no guarantee of future results.

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 30, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/04	3/31/05	10/1/04 - 3/31/05
Class A
Actual	$1,000.00	$1,069.30	$7.92
Hypothetical	$1,000.00	$1,017.28	$7.72
(5% return per year before taxes)
Class B
Actual	$1,000.00	$1,063.90	$12.59
Hypothetical	$1,000.00	$1,012.74	$12.27
(5% return per year before taxes)
Class C
Actual	$1,000.00	$1,064.50	$12.39
Hypothetical	$1,000.00	$1,012.93	$12.08
(5% return per year before taxes)
Class I
Actual	$1,000.00	$1,072.50	$4.83
Hypothetical	$1,000.00	$1,020.27	$4.71
(5% return per year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.54%, 2.45%, 2.41%, and 0.94%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets

March 31, 2005

Equity Securities - 97.1%	Shares	Value
Air Transportation - 1.5%
FedEx Corp.	51,600	$4,847,820

Automobiles - 0.5%
Toyota Motor Corp. (ADR)	19,900	1,480,162

Banks - Outside New York City - 0.3%
US Bancorp	39,400	1,135,508

Biotechnology - Research & Production - 3.2%
Amgen, Inc.*	113,000	6,577,730
Genzyme Corp. - General Division*	72,600	4,155,624
		10,733,354

Communications & Media - 0.5%
Time Warner, Inc.*	84,000	1,474,200

Communications Technology - 3.1%
America Movil, SA de CV (ADR)	21,000	1,083,600
Juniper Networks, Inc.*	191,133	4,216,394
NCR Corp.*	142,000	4,791,080
		10,091,074
Computer - Services, Software & Systems - 5.5%
Adobe Systems, Inc.	69,600	4,675,032
Affiliated Computer Services, Inc.*	62,700	3,338,148
Autodesk, Inc.	136,800	4,071,168
Citrix Systems, Inc.*	67,600	1,610,232
Digital River, Inc.*	91,000	2,835,560
Symantec Corp.*	80,600	1,719,198
		18,249,338

Computer Technology - 8.1%
Apple Computer, Inc.*	363,600	15,151,212
Dell, Inc.*	172,400	6,623,608
International Business Machines Corp.	12,700	1,160,526
Network Appliance, Inc.*	137,500	3,803,250
		26,738,596

Consumer Electronics - 3.8%
Garmin Ltd.	67,200	3,112,704
Harman International Industries, Inc.	44,200	3,909,932
Yahoo!, Inc.*	166,500	5,644,350
		12,666,986

Consumer Products - 0.7%
Gillette Co.	47,700	2,407,896

Equity Securities - Cont'd	Shares	Value
Cosmetics - 0.5%
Estee Lauder Co.'s, Inc.	38,900	$1,749,722

Diversified Financial Services - 4.6%
Brascan Corp.	90,200	3,405,050
Chicago Mercantile Exchange Holdings, Inc.	28,600	5,549,258
Goldman Sachs Group, Inc.	58,200	6,401,418
		15,355,726

Diversified Materials & Processing - 0.7%
Armor Holdings, Inc.*	65,800	2,440,522

Diversified Production - 0.9%
Danaher Corp.	52,600	2,809,366

Drug & Grocery Store Chains - 3.3%
CVS Corp.	64,200	3,378,204
Walgreen Co.	167,900	7,458,118
		10,836,322

Drugs & Pharmaceuticals - 2.7%
Bristol-Myers Squibb Co.	303,300	7,722,018
Eon Labs, Inc.*	32,700	988,848
Johnson & Johnson	2,744	184,287
		8,895,153

Electronics - Component Distribution - 1.6%
WESCO International, Inc.*	183,000	5,124,000

Electronics - Medical Systems - 0.3%
Medtronic, Inc.	18,900	962,955

Electronics - Semiconductors / Components - 3.3%
Jabil Circuit, Inc.*	126,900	3,619,188
Linear Technology Corp.	22,800	873,468
Marvell Technology Group Ltd.*	171,400	6,571,476
		11,064,132

Finance - Small Loan - 1.7%
SLM Corp.	114,500	5,706,680

Financial Information Services - 1.3%
Moody's Corp.	54,500	4,406,870

Healthcare Services - 1.9%
WellPoint, Inc.*	49,700	6,229,895

Home Building - 1.6%
DR Horton, Inc.	88,933	2,600,401
MDC Holdings, Inc.	38,000	2,646,700
		5,247,101

Household Equipment & Products - 1.2%
Black & Decker Corp.	51,600	4,075,884

Equity Securities - Cont'd	Shares	Value
Insurance - Life - 1.8%
Prudential Financial, Inc.	103,000	$5,912,200

Insurance - Multi-Line - 2.6%
Cigna Corp.	37,200	3,321,960
Hartford Financial Services, Inc.	42,600	2,920,656
Safeco Corp.	51,200	2,493,952
		8,736,568

Insurance - Property & Casualty - 0.4%
Progressive Corp.	15,500	1,422,280

Investment Management Companies - 0.9%
SEI Investments Co.	78,500	2,838,560

Machinery - Agricultural - 2.1%
Deere & Co.	105,500	7,082,215

Machinery - Engines - 0.9%
Cummins, Inc.	42,700	3,003,945

Medical & Dental - Instruments & Supplies - 0.3%
Stryker Corp.	19,300	860,973

Multi-Sector Companies - 0.5%
3M Co	17,700	1,516,713

Office Furniture & Business Equipment - 1.7%
Canon, Inc. (ADR)	6,900	369,840
Lexmark International, Inc.*	11,400	911,658
Xerox Corp.*	285,200	4,320,780
		5,602,278

Oil - Crude Producers - 5.5%
Chesapeake Energy Corp.	240,900	5,285,346
EOG Resources, Inc.	159,200	7,759,408
XTO Energy, Inc.	157,067	5,158,069
		18,202,823
Oil - Integrated International - 1.9%
EnCana Corp.	90,000	6,337,800

Railroads - 1.4%
Canadian National Railway Co.	71,900	4,551,989

Recreational Vehicles & Boats - 0.8%
Harley-Davidson, Inc.	48,200	2,784,032

Restaurants - 1.9%
Starbucks Corp.*	120,800	6,240,528

Equity Securities - Cont'd	Shares	Value
Retail - 10.7%
Bed Bath & Beyond, Inc.*	130,200	$4,757,508
Costco Wholesale Corp.	63,200	2,792,176
Fastenal Co.	38,700	2,140,497
Home Depot, Inc.	173,700	6,642,288
Kohl's Corp.*	123,600	6,381,468
Lowe's Co.'s, Inc.	110,200	6,291,318
Nordstrom, Inc.	98,700	5,466,006
Staples, Inc.	24,700	776,321
		35,247,582

Securities Brokers & Services - 4.4%
E*Trade Financial Corp.*	225,100	2,701,200
Franklin Resources, Inc.	72,100	4,949,665
Legg Mason, Inc.	88,900	6,946,646
		14,597,511

Services - Commercial - 1.8%
eBay, Inc.*	72,000	2,682,720
Korn / Ferry International*	167,800	3,193,234
		5,875,954

Soaps & Household Chemicals - 0.3%
Procter & Gamble Co.	19,300	1,022,900

Telecommunications Equipment - 0.4%
Telefonaktiebolaget LM Ericsson (ADR)*	48,800	1,376,160

Utilities - Gas Distribution - 1.0%
Kinder Morgan, Inc.	7,800	590,460
Questar Corp.	43,800	2,595,150
		3,185,610

Utilities - Telecommunications - 3.0%
BellSouth Corp.	109,400	2,876,126
SBC Communications, Inc.	297,400	7,045,406
		9,921,532

Total Equity Securities (Cost $303,938,847)		321,049,415

	Principal
Certificates of Deposit - 0.0%	Amount	Value
ShoreBank & Trust Co., 2.85%, 2/11/06 (b)(k)	$100,000	$99,770

Total Certificates of Deposit (Cost $100,000)		99,770

U.S. Government Agencies And Instrumentalities - 1.8%
Federal Home Loan Bank Discount Notes, 4/1/05	6,000,000	6,000,000

Total U.S. Government Agencies and
Instrumentalities (Cost $6,000,000)		6,000,000

TOTAL INVESTMENTS (Cost $310,038,847) - 98.9%		327,149,185
Other assets and liabilities, net - 1.1%		3,643,759
Net Assets - 100%		$330,792,944

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000 shares of $0.01 par value authorized for Class A, Class B,
Class C and Class I combined:
Class A: shares outstanding 8,172,359		$203,167,842
Class B: shares outstanding 885,787		20,458,570
Class C: shares outstanding 968,122		23,221,471
Class I: shares outstanding 2,669,453		73,417,513
Undistributed net investment income (loss)		(674,275)
Accumulated net realized gain (loss) on investments		(5,908,588)
Net unrealized appreciation (depreciation) on investments		17,110,411

Net Assets		$330,792,944

Net Asset Value Per Share
Class A (based on net assets of $212,964,616)		$26.06
Class B (based on net assets of $22,121,020)		$24.97
Class C (based on net assets of $24,275,690)		$25.08
Class I (based on net assets of $71,431,618)		$26.76

Abbreviations:

ADR: American Depository Receipt

* Non-income producing.

(b) This security was valued by the board of trustees. See note A.

(k) These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,539)	$983,680
Interest income	88,427
Total investment income	1,072,107

Expenses:
Investment advisory fee	279,458
Investment subadvisory fee:
Base fee	503,025
Performance adjustment	39,171
Transfer agency fees and expenses	247,718
Distribution Plan expenses:
Class A	186,294
Class B	84,557
Class C	85,857
Directors' fees and expenses	27,334
Administrative fees	203,342
Accounting fees	33,725
Custodian fees	16,107
Registration fees	35,627
Reports to shareholders	26,019
Professional fees	28,487
Miscellaneous	6,568
Total expenses	1,803,289
Reimbursement from Advisor:
Class A	(12,432)
Class I	(21,914)
Fees paid indirectly	(22,561)
Net expenses	1,746,382

Net Investment Income (Loss)	(674,275)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,376,462
Foreign currency transactions	7
1,376,469

Change in unrealized appreciation or (depreciation)	6,080,246

Net Realized and Unrealized Gain
(Loss) on Investments	7,456,715

Increase (Decrease) in Net Assets
Resulting From Operations	$6,782,440

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($674,275)	($690,308)
Net realized gain (loss)	1,376,469	344,252
Change in unrealized appreciation
or (depreciation)	6,080,246	5,760,700

Increase (Decrease) in Net Assets
Resulting From Operations	6,782,440	5,414,644

Capital share transactions:
Shares sold:
Class A Shares	120,677,378	81,896,431
Class B Shares	9,693,342	8,189,859
Class C Shares	13,284,749	8,946,816
Class I Shares	77,923,535	2,540,953
Redemption fees:
Class A Shares	5,115	4,239
Class B Shares	--	2,693
Class C Shares	383	--
Shares redeemed:
Class A Shares	(11,294,823)	(5,976,498)
Class B Shares	(913,528)	(982,285)
Class C Shares	(897,475)	(684,309)
Class I Shares	(12,431,961)	(695,356)
Total capital share transactions	196,046,715	93,242,543

Total Increase (Decrease) in Net Assets	202,829,155	98,657,187

Net Assets
Beginning of period	127,963,789	29,306,602
End of period (including net investment loss of
$674,275 and $0, respectively	$330,792,944	$127,963,789

Capital Share Activity
Shares sold:
Class A Shares	4,593,991	3,402,566
Class B Shares	384,532	350,529
Class C Shares	524,759	380,779
Class I Shares	2,872,918	101,450
Shares redeemed:
Class A Shares	(434,120)	(250,296)
Class B Shares	(36,301)	(42,474)
Class C Shares	(35,937)	(29,457)
Class I Shares	(455,136)	(28,122)
Total capital share activity	7,414,706	3,884,975

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, securities valued at $99,770 or 0.03% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Fund's average daily net assets. Under the terms of the agreement, $67,330 was payable at period end. In addition, $54,233 was payable at period end for operating expenses paid by the Advisor during March 2005.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives a base annual fee, payable monthly, of .45% of the Fund's average daily net assets. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $121,194 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $47,541 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $79,462 was payable at period end.

The Distributor received $151,060 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $70,410 for the six months ended March 31, 2005. Under the terms of the agreement, $15,475 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of Calvert Impact Fund, Inc., who is not an employee of the Advisor or its affiliates receives an annual fee of $6,000 plus $1,000 for each Board meeting attended.

Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $257,869,580 and $69,944,942, respectively.

The cost of investments owned at March 31, 2005 for federal income tax purposes was $310,619,130. Net unrealized appreciation aggregated $16,530,055 of which $27,173,777 related to appreciated securities and $10,643,722 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $3,459,944 and $3,057,676 at September 30, 2004 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$34,987	3.03%	$4,186,930	February 2005

Financial Highlights

	Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$24.37	$21.09	$16.25
Income from investment operations
Net investment income	(.05)	(.10)	(.16)
Net realized and unrealized gain (loss)	1.74	3.38	5.00
Total from investment operations	1.69	3.28	4.84
Total increase (decrease) in net asset value	1.69	3.28	4.84
Net asset value, ending	$26.06	$24.37	$21.09

Total return*	6.93%	15.55%	29.78%
Ratios to average net assets: A
Net investment income	(.57%) (a)	(.87%)	(1.07%)
Total expenses	1.57% (a)	1.85%	2.53%
Expenses before offsets	1.56% (a)	1.62%	1.70%
Net expenses	1.54% (a)	1.61%	1.68%
Portfolio turnover	32%	56%	78%
Net assets, ending (in thousands)	$212,965	$97,781	$18,139

	Periods Ended
	September 30,	September 30	June 30,
Class A Shares	2002	2001##	2001#
Net asset value, beginning	$19.19	$23.27	$29.87
Income from investment operations
Net investment income	(.10)	(.02)	(.08)
Net realized and unrealized gain (loss)	(2.84)	(4.06)	(6.52)
Total from investment operations	(2.94)	(4.08)	(6.60)
Total increase (decrease) in net asset value	(2.94)	(4.08)	(6.60)
Net asset value, ending	$16.25	$19.19	$23.27

Total return*	(15.32%)	(17.53%)	(22.10%)
Ratios to average net assets: A
Net investment income	(.64%)	(.61%) (a)	(.54%) (a)
Total expenses	2.48%	2.62% (a)	3.02% (a)
Expenses before offsets	1.42%	1.39% (a)	1.42% (a)
Net expenses	1.39%	1.30% (a)	1.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$8,758	$6,915	$7,318

Financial Highlights

	Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$23.47	$20.50	$15.96
Income from investment operations
Net investment income (loss)	(.14)	(.29)	(.28)
Net realized and unrealized gain (loss)	1.64	3.26	4.82
Total from investment operations	1.50	2.97	4.54
Total increase (decrease) in net asset value	1.50	2.97	4.54
Net asset value, ending	$24.97	$23.47	$20.50

Total return*	6.39%	14.49%	28.45%
Ratios to average net assets: A
Net investment income (loss)	(1.50%) (a)	(1.89%)	(2.07%)
Total expenses	2.47% (a)	2.76%	3.51%
Expenses before offsets	2.47% (a)	2.62%	2.70%
Net expenses	2.45% (a)	2.61%	2.68%
Portfolio turnover	32%	56%	78%
Net assets, ending (in thousands)	$22,121	$12,614	$4,705

	Periods Ended
	September 30,	September 30,	June 30,
Class B Shares	2002	2001##	2001#
Net asset value, beginning	$19.04	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.25)	(.05)	(.21)
Net realized and unrealized gain (loss)	(2.83)	(4.06)	(6.51)
Total from investment operations	(3.08)	(4.11)	(6.72)
Total increase (decrease) in net asset value	(3.08)	(4.11)	(6.72)
Net asset value, ending	$15.96	$19.04	$23.15

Total return*	(16.18%)	(17.75%)	(22.50%)
Ratios to average net assets: A
Net investment income (loss)	(1.64%)	(1.60%) (a)	(1.55%) (a)
Total expenses	3.61%	4.19% (a)	6.17% (a)
Expenses before offsets	2.42%	2.39% (a)	2.42% (a)
Net expenses	2.39%	2.30% (a)	2.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$2,074	$1,445	$1,372

Financial Highlights

	Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$23.55	$20.59	$16.02
Income from investment operations
Net investment income (loss)	(.13)	(.24)	(.26)
Net realized and unrealized gain (loss)	1.66	3.20	4.83
Total from investment operations	1.53	2.96	4.57
Total increase (decrease) in net asset value	1.53	2.96	4.57
Net asset value, ending	$25.08	$23.55	$20.59

Total return*	6.50%	14.38%	28.53%
Ratios to average net assets: A
Net investment income (loss)	(1.44%) (a)	(1.88%)	(2.08%)
Total expenses	2.43% (a)	2.74%	3.78%
Expenses before offsets	2.43% (a)	2.62%	2.70%
Net expenses	2.41% (a)	2.61%	2.68%
Portfolio turnover	32%	56%	78%
Net assets, ending (in thousands)	$24,276	$11,288	$2,635

	Periods Ended
	September 30,	September 30,	June 30,
Class C Shares	2002	2001##	2001#
Net asset value, beginning	$19.12	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.24)	(.06)	(.21)
Net realized and unrealized gain (loss)	(2.86)	(4.06)	(6.42)
Total from investment operations	(3.10)	(4.12)	(6.63)
Total increase (decrease) in net asset value	(3.10)	(4.12)	(6.63)
Net asset value, ending	$16.02	$19.12	$23.24

Total return*	(16.21%)	(17.73%)	(22.20%)
Ratios to average net assets: A
Net investment income (loss)	(1.64%)	(1.62%) (a)	(1.50%) (a)
Total expenses	3.96%	5.14% (a)	5.75% (a)
Expenses before offsets	2.42%	2.39% (a)	2.42% (a)
Net expenses	2.39%	2.30% (a)	2.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$1,234	$691	$743

Financial Highlights

	Periods Ended
	March 31,	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003	2002
Net asset value, beginning	$24.95	$21.46	$16.44	$19.30
Income from investment operations
Net investment income (loss)	--	(.06)	(.10)	(.01)
Net realized and unrealized gain (loss)	1.81	3.55	5.12	(2.85)
Total from investment operations	1.81	3.49	5.02	(2.86)
Total increase (decrease) in net asset value	1.81	3.49	5.02	(2.86)
Net asset value, ending	$26.76	$24.95	$21.46	$16.44

Total return*	7.25%	16.26%	30.54%	(14.82%)
Ratios to average net assets: A
Net investment income (loss)	.01% (a)	(.30%)	(.46%)	(.05%)
Total expenses	1.06% (a)	1.72%	2.07%	1.81%
Expenses before offsets	.96% (a)	1.02%	1.10%	.82%
Net expenses	.94% (a)	1.01%	1.08%	.79%
Portfolio turnover	32%	56%	78%	71%
Net assets, ending (in thousands)	$71,432	$6,280	$3,828	$3,574

	Periods Ended
	September 30,	June 30,	June 30,
Class I Shares	2001##	2001	2000
Net asset value, beginning	$23.37	$36.09	$26.45
Income from investment operations
Net investment income	--	.01	(.12)
Net realized and unrealized gain (loss)	(4.07)	(9.12)	10.03
Total from investment operations	(4.07)	(9.11)	9.91
Distributions from
Net realized gain	--	(3.61)	(.27)
Total distributions	--	(3.61)	(.27)
Total increase (decrease) in net asset value	(4.07)	(12.72)	9.64
Net asset value, ending	$19.30	$23.37	$36.09

Total return*	(17.42%)	(27.80%)	37.60%
Ratios to average net assets: A
Net investment income (loss)	(.02%) (a)	.02%	(.37%)
Total expenses	2.13% (a)	2.05%	2.13%
Expenses before offsets	.79% (a)	1.10%	1.50%
Net expenses	.70% (a)	1.06%	1.50%
Portfolio turnover	31%	122%	71%
Net assets, ending (in thousands)	$5,043	$6,208	$7,385

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2000 inception.

## Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund on October 31, 2000. For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's financial highlights.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement with respect to the Fund on December 7, 2004.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board of Directors also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Directors considered the Advisor's efforts in marketing the Fund as well. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, two- and three-year annualized periods ended June 30, 2004, the Fund outperformed its Lipper index and was above the median of its peer group. The Directors noted the Fund's strong performance. Based upon their review, the Directors concluded that the Fund's performance over time has been satisfactory.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor and after taking into account expense reimbursements) was below the median in its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Fund. Based upon their review, the Board of Directors determined that the advisory fee was reasonable.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. Although the Fund's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered the Fund's performance during the one-, two- and three-year annualized periods ended June 30, 2004 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. As noted above, the Board of Directors also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor and after taking into account expense reimbursements) was below the median of its peer group. The Directors also noted the performance adjustment portion of the subadvisory fee. Based upon their review, the Board of Directors determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For this reason, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For each of the reasons above, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Large Cap Growth Fund
To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution toprospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)
March 31, 2005
Semi-Annual Report
Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund
An Ameritas Acacia Company
E-Delivery Sign-up -- details inside

Table of Contents

President's Letter
1

Social Update
3

Portfolio Management Discussion
4

Shareholder Expense Example
10

Schedules of Investments
12

Statements of Assets and Liabilities
17

Statements of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
21

Financial Highlights
25

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholders:

Over the six months ended March 31, 2005, the markets generally moved forward, in step with solid U.S. economic growth, corporate profitability, and a favorable response to last November's U.S. Presidential election. These positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

The broad U.S. stock market advanced 6.88% (as measured by the S&P 500 Index), while overseas stocks generally outpaced their U.S. counterparts.1 Overall, bond returns trended flat, with the Lehman U.S. Credit Index gaining 0.20% for the six months ended March 31, 2005.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are very pleased that several Calvert funds have again been recognized during the year by the industry for their excellence, including awards from Standard & Poor's/BusinessWeek2 and USA Today.3 In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its February 7, 2005, issue.

A Long-Term Perspective

In managing our equity funds, Calvert uses a unique Double Diligence TM research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index gained 15.25% during the six-month period ended March 31, 2005.

2. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

3. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

Social Update

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our current areas of activism are board diversity, executive compensation, and greenhouse-gas reduction, and for the six-month reporting period we're happy to report progress in all three:

  Three of 12 companies we've worked with have agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity. These principles help to ensure that women and minority candidates are routinely included in every director search.
  In the area of executive compensation, two of four other companies we've worked with, Xerox and Dollar General, agreed to our request for aligning executive compensation with social and financial performance.
  All four companies from which we requested additional greenhouse-gas disclosure responded positively.

Calvert began the 2004-2005 proxy season by filing 28 shareholder proposals. Although we are still early in the season, 13 resolutions have already been withdrawn because the companies have agreed to our requests.

We invite our own shareholders to visit www.calvert.com/sri.html to learn more about Calvert's advocacy programs.

Corporate Transparency

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares returned 5.47% for the reporting period from inception October 1, 2004 through March 31, 2005, versus a total return for the Russell 2000(R) Value Index of 6.46%.

Investment Climate

These returns are the product of the reporting period's contrasting and challenging quarters, occurring against a backdrop of shifting market sentiment and Federal Reserve policy concerns. The Fund was launched on October 1, 2004 in a fairly strong period for the markets. While oil prices rose for much of 2004, they pulled back temporarily late in the year, setting the stage for a strong fourth-quarter, post-election rally. The traditionally more volatile areas of the equity markets -- specifically growth stocks and smaller-cap stocks -- generally performed better in the last quarter of 2004.

However, market and investor sentiment shifted in the first quarter of 2005, as rises in oil prices and many other commodities fanned inflation fears. Investors became increasingly concerned about the potential negative effects of rising interest rates and inflation on the economy and corporate earnings. As a result, stock-market performance reversed course in the first quarter of 2005, with the domestic equity markets generally in negative territory. However, value stocks generally outperformed growth stocks, while small-cap stocks were the least successful performers. Mid-cap stocks, however, outperformed both small- and large-cap stocks in the quarter.

Overall, strong equity performance in first half of the period more than offset the recent weakness in the stock market.

Portfolio Strategy

Our investment discipline has historically produced lower returns during times of rapidly rising commodity prices. This occurs because our portfolios do not typically include commodity-driven stocks such as Energy and Materials-related companies because they do not provide the kind of earnings growth that we look for. (In such an environment, investors all too often get caught up in the trend of the moment and ignore the less promising long-term prospects of these companies.) However, despite the headwinds of surging energy and commodity prices, there were several bright spots for the Fund in the six-month period.

Positive Performers for the Reporting Period

The Fund benefited from strong stock selection in the Producer Durables, Financial Services, and Health Care sectors. Notable winners included Rayovac, Jones Lang LaSalle, Saks, and ADVO. Rayovac, a battery and shaving-products manufacturer, realized greater-than-expected-results from its acquisition of United Industries. Jones Lang LaSalle, a real estate management and consulting company, posted strong results from its worldwide operations. Saks, a department store holding company, announced its intent to consider spinning off parts of its operations to realize value. ADVO, a direct mail marketing company, has benefited from its customers' more focused marketing programs. While we still like the long-term fundamentals of these strong performers, we have reduced our positions in both Rayovac and Jones Lang LaSalle after a very strong run for both companies.

Stocks That Were Less Successful

Journal Register, Interface, Ruby Tuesday, and Devry were a drag on performance for the reporting period. In our opinion, Journal Register had a difficult period because, like many other media companies, they have not benefited from the current business cycle recovery to the same degree the industry has historically. We think several media companies offer compelling value after a difficult 2004 and are especially attracted to Journal Register given our estimate of the company's intrinsic value relative to its current stock price.

Interface, a carpet and tile manufacturer, has performed poorly as investors have become impatient (1) in the absence of a meaningful recovery in the company's more cyclical areas and (2) in the face of rising raw materials costs. However, we believe Interface shares offer compelling value in an industry that has seen some consolidation in recent years. Ruby Tuesday, the casual dining company, has instituted marketing initiatives that have caused its growth rate to slow after two years of strong performance. These initiatives bear watching in the short term, but we believe the franchise has long-term intrinsic value.

For Devry, an operator of technical schools, the soft economy has temporarily dampened student demand for technical programs. As a result, Devry is altering its business model. We have parted with the shares for now, though we may again find Devry offers attractive long-term value.

Outlook

In our view, equity markets in 2005 are likely to deliver no better than average, historical-level returns, given current valuations, muted outlooks from many company managements, and macroeconomic and global factors. Higher energy and commodity prices remain a risk for the global outlook and are an additional impediment to a more robust domestic economic and profit recovery.

However, prospects for equity returns appear mildly encouraging in the mid- and small-cap sectors. While we have some concerns about the economic cycle, we have only seen a limited amount of the potential for the U.S. economy in a recovery phase. Historically, this phase fuels robust earnings for mid- and small-cap companies early on. Based on historical patterns, there could be more economic tailwinds to help push U.S. and world economies forward.

Additionally, even though we have been surprised by the pace of mergers and acquisitions over the last 18 months, we are encouraged by the fact that management teams from well-run companies believe their shares are undervalued in the market and are willing to entertain being acquired to help shareholders realize the true value of the company. This is based on the belief that the takeover buyer will pay a price higher than the company's current market value. And, those seeking to acquire such companies should continue to seek out good opportunities as long as the general interest-rate environment remains favorable.

Although valuations have moved up over the past year -- making bargains more challenging to uncover -- business execution by the companies in your Fund is notable overall, and we remain optimistic for the longer term.

April 2005

Small Cap Value Fund Statistics

March 31, 2005

Economic Sectors % of total investments
Consumer Discretionary	40.5%
Consumer Staples	2.9%
Financial Services	23.5%
Health Care	12.8%
Materials & Processing	10.6%
Producer Durables	7.9%
Technology	1.8%
Total	100%

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Mid Cap Value Fund Class A shares returned 11.20% for the reporting period from inception October 1, 2004 through March 31, 2005, versus a total return for the Russell Midcap(R) Value Index of 12.94%.

Investment Climate

These returns are the product of the reporting period's contrasting and challenging quarters, occurring against a backdrop of shifting market sentiment and Federal Reserve policy concerns. The Fund was launched on October 1, 2004 in a fairly strong period for the markets. While oil prices rose for much of 2004, they pulled back temporarily late in the year, setting the stage for a strong fourth-quarter, post-election rally. The traditionally more volatile areas of the equity markets -- specifically growth stocks and smaller-cap stocks -- generally performed better in the last quarter of 2004.

However, market and investor sentiment shifted in the first quarter of 2005, as rises in oil prices and many other commodities fanned inflation fears. Investors became increasingly concerned about the potential negative effects of rising interest rates and inflation on the economy and corporate earnings. As a result, stock-market performance reversed course in the first quarter of 2005, with the domestic equity markets generally in negative territory. However, value stocks generally outperformed growth stocks, while small-cap stocks were the least successful performers. Mid-cap stocks, however, outperformed both small- and large-cap stocks in the quarter.

Overall, mid-cap value was one of the best domestic equity investment areas for the six-month reporting period, and strong equity performance in first half of the period more than offset recent stock market weakness.

Portfolio Strategy

Our investment discipline has historically produced lower returns during times of rapidly rising commodity prices. This occurs because our portfolios do not typically include commodity-driven stocks such as Energy and Materials-related companies because they do not provide the kind of earnings growth that we look for. (In such an environment, investors all too often get caught up in the trend of the moment and ignore the less promising long-term prospects of these companies.) However, despite the headwinds of surging energy and commodity prices, there were several bright spots for the Fund in the six-month period.

Positive Performers for the Reporting Period

The Fund benefited from strong stock selection in areas such as Producer Durables and Financial Services. Notable winners included Rayovac, Legg Mason, Lincare Holdings, and SunGard Data Systems. Rayovac, a battery and shaving-products manufacturer, realized greater-than-expected results from its acquisition of United Industries. Legg Mason, an asset manager and broker-dealer, outpaced asset growth in the mutual fund industry overall. Lincare, a home health care oxygen products provider, was a top performer, as short-term pessimism over proposed changes in federal and state reimbursement policies proved to be overdone. SunGard, a provider of financial services technology, software, and disaster recovery services, was bought out at a premium to the prevailing market price at a price that was in line with our estimate of the company's true value.

Stocks That Were Less Successful

MBIA, Meredith, Ruby Tuesday, and Andrew stocks were drags on performance for the reporting period. MBIA was part of an industry-wide investigation of insurance companies by the New York Attorney General. From what we know so far, the investigative focus is on a limited number of transactions which took place before 1999, prior to the company's establishment of tougher credit standards and more conservative business practices. We continue to monitor and communicate with MBIA, and the Calvert Social Research Department has reviewed and maintains confidence in the company. In our opinion, Meredith had a difficult period because, like many other media companies, they have not benefited from the current business cycle recovery to the same degree the industry has historically. We think several media companies offer compelling value after a difficult 2004 and are especially attracted to Meredith given our estimate of the company's intrinsic value relative to its current stock price. Ruby Tuesday, the casual dining company, has instituted marketing initiatives that have caused its growth rate to slow after two years of strong performance. These initiatives bear watching in the short term, but we believe the franchise has long-term intrinsic value.

Finally, Andrew's stock has suffered from market perception that customer consolidation in the telecom service industry will inhibit future growth. While consolidation is of concern, it's our opinion that Andrew's valuation, encouraging recent results, and position as a leading supplier of telecom infrastructure can cause the stock to recover from its depressed prices, even in a less robust environment.

Outlook

In our view, equity markets in 2005 are likely to deliver no better than average, historical-level returns, given current valuations, muted outlooks from many company managements, and macroeconomic and global factors. Higher energy and commodity prices remain a risk for the global outlook and are an additional impediment to more robust domestic economic and profit recoveries.

However, prospects for equity returns appear mildly encouraging in the mid- and small-cap sectors. While we have some concerns about the economic cycle, we have only seen a limited amount of the potential for the U.S. economy in a recovery phase. Historically, this phase fuels robust earnings for mid- and small-cap companies early on. Based on historical patterns, there could be more economic tailwinds to help push U.S. and world economies forward.

And, even though we have been surprised by the pace of mergers and acquisitions over the last 18 months, we are encouraged by the fact that management teams from well-run companies believe their shares are undervalued in the market and are willing to entertain being acquired to help shareholders realize their companies' true value. This is based on the belief that the takeover buyer will pay a price higher than the company's current market value. Those seeking to acquire such companies should continue to seek out good opportunities as long as the general interest-rate environment remains favorable.

Although valuations have moved up over the past year -- making bargains more challenging to uncover -- business execution by the companies in your Fund is notable overall, and we remain optimistic for the longer term.

April 2005

Mid Cap Value
Fund Statistics
March 31, 2005

Economic Sectors % of total investments
Consumer Discretionary	28.6%
Consumer Staples	1.7%
Financial Services	28.6%
Health Care	22.7%
Producer Durables	18.4%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Small Cap Value	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,054.70	$8.66
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per year before taxes)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,112.00	$8.37
Hypothetical	$1,000.00	$1,017.00	$8.00
(5% return per year before taxes)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 182/365.

Small Cap Value Fund

Schedule of Investments

March 31, 2005

Equity Securities - 97.5%	Shares	Value
Advertising Agencies - 7.0%
Advo, Inc.	16,100	$602,945
Harte-Hanks, Inc.	3,700	101,972
		704,917

Banks - Outside New York City - 4.1%
Glacier Bancorp, Inc.	13,500	411,750

Chemicals - 2.1%
Airgas, Inc.	8,800	210,232

Computer - Services, Software & Systems - 1.8%
Dendrite International, Inc.*	12,800	179,712

Consumer Products - 6.0%
American Greetings Corp.	12,500	318,500
Matthews International Corp.	8,800	288,288
		606,788

Diversified Financial Services - 5.6%
Bisys Group, Inc.*	14,600	228,928
Jones Lang LaSalle, Inc.*	7,200	335,880
		564,808

Diversified Materials & Processing - 5.2%
Acuity Brands, Inc.	19,500	526,500

Financial Data Processing Services - 1.0%
Fair Isaac Corp.	3,100	106,764

Foods - 2.9%
Lance, Inc.	18,100	290,867

Healthcare Services - 5.1%
Apria Healthcare Group, Inc.*	16,100	516,810

Household Furnishings - 3.6%
Libbey, Inc.	17,600	369,600

Identification Control & Filter Devices - 1.3%
IDEX Corp.	3,400	137,190

Insurance - Multi-Line - 6.1%
Hilb, Rogal & Hamilton Co.	11,500	411,700
Markel Corp.*	600	207,126
		618,826

Equity Securities - Cont'd	Shares	Value
Investment Management Companies - 6.2%
Affiliated Managers Group, Inc.*	3,300	$204,699
Eaton Vance Corp.	5,400	126,576
Waddell & Reed Financial, Inc.	14,900	294,126
		625,401

Manufacturing - 4.0%
Rayovac Corp.*	9,800	407,680

Medical & Dental - Instruments & Supplies - 7.4%
Invacare Corp.	6,500	290,095
Sybron Dental Specialties, Inc.*	12,700	455,930
		746,025

Office Furniture & Business Equipment - 1.3%
Steelcase, Inc.	9,600	132,480

Publishing - Miscellaneous - 3.8%
Banta Corp.	9,100	389,480

Publishing - Newspapers - 6.1%
Journal Register Co.*	33,700	562,790
Lee Enterprises, Inc.	1,200	52,080
		614,870

Radio & Television Broadcasters - 6.9%
Entercom Communications Corp.*	16,100	571,872
Radio One, Inc., Class D*	8,700	128,325
		700,197

Restaurants - 1.7%
Ruby Tuesday, Inc.	7,300	177,317

Retail - 1.3%
Saks, Inc.	7,500	135,375

Services - Commercial - 2.0%
Brink's Co.	5,800	200,680

Telecommunications Equipment - 1.0%
Andrew Corp.*	8,500	99,535

Textile Products - 3.0%
Interface, Inc.*	45,300	308,946

Equity Securities - Cont'd	Shares	Value
Textiles Apparel Manufacturers - 1.0%
Columbia Sportswear Co.*	2,000	$106,460

Total Equity Securities (Cost $9,832,822)		9,889,210

TOTAL INVESTMENTS (Cost $9,832,822) - 97.5%		9,889,210
Other assets and liabilities, net - 2.5%		251,092
Net Assets - 100%		$10,140,302

*Non income-producing.

See notes to financial statements.

Mid Cap Value Fund

Schedule of Investments

March 31, 2005

Equity Securities - 94.2%	Shares	Value
Advertising Agencies - 4.9%
Harte-Hanks, Inc.	14,000	$385,840
Omnicom Group, Inc.	1,900	168,188
		554,028

Drug & Grocery Store Chains - 1.6%
CVS Corp.	3,400	178,908

Drugs & Pharmaceuticals - 1.2%
Cardinal Health, Inc.	2,500	139,500

Finance Companies - 2.4%
Capital One Financial Corp.	3,600	269,172

Financial Data Processing Services - 4.1%
SunGard Data Systems, Inc.*	13,400	462,300

Financial Information Services - 3.0%
D & B Corp.*	5,500	337,975

Financial Miscellaneous - 4.5%
MBIA, Inc.	9,600	501,888

Healthcare Management Services - 4.9%
IMS Health, Inc.	22,600	551,214

Healthcare Services - 8.3%
Lincare Holdings, Inc.*	11,300	499,799
Omnicare, Inc.	12,300	436,035
		935,834

Household Equipment & Products - 3.0%
Black & Decker Corp.	4,300	339,657

Insurance - Multi-Line - 1.8%
Markel Corp.*	600	207,126

Investment Management Companies - 6.1%
Eaton Vance Corp.	12,200	285,968
T. Rowe Price Group, Inc.	6,800	403,784
		689,752

Manufacturing - 3.5%
Rayovac Corp.*	9,400	391,040

Equity Securities - Cont'd	Shares	Value
Medical & Dental - Instruments & Supplies - 7.0%
Invacare Corp.	7,100	$316,873
Sybron Dental Specialties, Inc.*	13,000	466,700
		783,573

Miscellaneous Equipment - 3.8%
W.W. Grainger, Inc.	6,800	423,436

Office Furniture & Business Equipment - 7.9%
Diebold, Inc.	9,600	526,560
Steelcase, Inc.	26,300	362,940
		889,500

Publishing - Miscellaneous - 3.8%
Meredith Corp.	9,100	425,425

Publishing - Newspapers - 4.3%
McClatchy Co.	6,500	482,040

Radio & Television Broadcasters - 3.2%
Entercom Communications Corp.*	10,300	365,856

Restaurants - 1.4%
Ruby Tuesday, Inc.	6,600	160,314

Retail - 2.1%
Saks, Inc.	13,100	236,455

Securities Brokers & Services - 5.0%
Franklin Resources, Inc.	1,500	102,975
Legg Mason, Inc.	5,900	461,026
		564,001

Services - Commercial - 4.2%
Brink's Co.	13,700	474,020

Telecommunications Equipment - 2.2%
Andrew Corp.*	21,000	245,910

Equity Securities (Cost $10,248,966)		10,608,924

Total Investments (Cost $10,248,966) - 94.2%		10,608,924
Other assets and liabilities, net - 5.8%		647,881
Net Assets - 100%		$11,256,805

*Non income-producing.

See notes to financial statements.

Statements Of Assets And Liabilities

March 31, 2005

	Small Cap	Mid Cap
Assets	Value Fund	Value Fund
Investments in securities, at value
(Cost $9,832,822 and $10,248,966, respectively) -
see accompanying schedules	$9,889,210	$10,608,924
Cash	319,342	514,707
Receivable for shares sold	68,656	144,010
Interest and dividends receivable	297	9,439
Other assets	13,183	12,553
Total assets	10,290,688	11,289,633

Liabilities
Payable for securities purchased	125,934	-
Payable for shares redeemed	-	8,335
Payable to Calvert Asset Management Co., Inc.	6,960	5,675
Payable to Calvert Administrative Services Company	2,030	2,149
Payable to Calvert Shareholder Services, Inc.	802	1,460
Payable to Calvert Distributors, Inc.	2,030	2,149
Accrued expenses and other liabilities	12,630	13,060
Total liabilities	150,386	32,828
Net Assets	$10,140,302	$11,256,805

Net Assets Consist of:
Paid in capital applicable to 641,059 and 674,849 shares,
respectively, of common stock outstanding; $0.01 par value,
250,000,000 shares authorized	$10,069,701	$10,844,025
Undistributed net investment income (loss)	(33,873)	(22,783)
Accumulated net realized gain (loss) on investments	48,086	75,605
Net unrealized appreciation (depreciation) on investments	56,388	359,958

Net Assets	$10,140,302	$11,256,805

Net Asset Value Per Share	$15.82	$16.68

See notes to financial statements.

Statements of Operations

From Inception October 1, 2004 Through March 31, 2005

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Dividend income	$15,155	$21,333
Total investment income	15,155	21,333

Expenses:
Investment advisory fees	21,758	18,035
Transfer agency fees and expenses	19,972	23,259
Administrative fees	7,253	6,936
Distribution Plan expenses	7,253	6,936
Directors' fees and expenses	729	464
Custodian fees	12,098	11,732
Registration fees	13,058	12,784
Reports to shareholders	1,542	1,542
Professional fees	8,215	8,198
Miscellaneous	698	447
Total expenses	92,576	90,333
Reimbursement from Advisor	(40,959)	(43,903)
Fees paid indirectly	(2,589)	(2,314)
Net expenses	49,028	44,116

Net Investment Income (Loss)	(33,873)	(22,783)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	48,086	75,605
Change in unrealized appreciation or (depreciation)	56,388	359,958

Net Realized and Unrealized
Gain (Loss) on Investments	104,474	435,563

Increase (Decrease) in Net Assets
Resulting From Operations	$70,601	$412,780

See notes to financial statements.

Small Cap Value Fund

Statement of Changes in Net Assets

From Inception,
October 1, 2004
Through
March 31,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income (loss)	($33,873)
Net realized gain (loss) on investments	48,086
Change in unrealized appreciation (depreciation)	56,388

Increase (Decrease) in Net Assets
Resulting From Operations	70,601

Capital share transactions:
Shares sold	10,106,700
Redemption fees	34
Shares redeemed	(37,033)
Total capital share transactions	10,069,701

Total Increase (Decrease) in Net Assets	10,140,302

Net Assets
Beginning of period	--
End of period (including net investment loss of $33,873)	$10,140,302

Capital Share Activity
Shares sold	643,371
Shares redeemed	(2,312)
Total capital share activity	641,059

See notes to financial statements.

Mid Cap Value Fund

Statement of Changes in Net Assets

From Inception,
October 1, 2004
Through
March 31,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income (loss)	($22,783)
Net realized gain (loss) on investments	75,605
Change in unrealized appreciation (depreciation)	359,958

Increase (Decrease) in Net Assets
Resulting From Operations	412,780

Capital share transactions:
Shares sold	10,916,427
Shares redeemed	(72,402)
Total capital share transactions	10,844,025

Total Increase (Decrease) in Net Assets	11,256,805

Net Assets
Beginning of period	--
End of period (including net investment loss of $22,783)	$11,256,805

Capital Share Activity
Shares sold	679,301
Shares redeemed	(4,452)
Total capital share activity	674,849

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund, each a series of Calvert Impact Fund, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds began operations on October 1, 2004 and each offers Class A shares. Class A shares are sold with a maximum front-end sales charge of 4.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2005, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense caps are 1.69% and 1.59% for Small Cap Value and Mid Cap Value, respectively. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% of the average daily net assets of each Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% annually of average daily net assets of each Fund's Class A shares.

The Distributor received $11,123 and $17,937 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the period ended March 31, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $3,038 and $5,348 for the six months ended March 31, 2005 for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $6,000 plus $1,000 for each meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$5,201,879	$5,698,375
Sales	587,582	579,726

The following tables present the cost of investments owned at March 31, 2005 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2005.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
Small Cap Value	$9,832,822	$56,388	$406,679	($350,291)
Mid Cap Value	10,248,966	359,958	575,967	(216,009)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.

The Funds had no borrowings under the agreement during the six months ended March 31, 2005.

Note E -- Subsequent Event

Effective April 1, 2005, Small Cap Value and Mid Cap Value began to offer Class C shares. Class C shares are sold without a front-end sales charge and with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Effective April 29, 2005, Small Cap Value began to offer Class I shares. Class I shares have no front-end or deferred sales charge and require a minimum account balance of $1,000,000. That $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Small Cap Value Fund
Financial Highlights

Period Ended
March 31,
2005 #(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.08)
Net realized and unrealized gain (loss)	.90
Total from investment operations	.82
Total increase (decrease) in net asset value	.82
Net asset value, ending	$15.82

Total return*	5.47%
Ratios to average net assets: A
Net investment income	(1.17%) (a)
Total expenses	3.19% (a)
Expenses before offsets	1.78% (a)
Net expenses	1.69% (a)
Portfolio turnover	9%
Net assets, ending (in thousands)	$10,140

Mid Cap Value Fund
Financial Highlights

Period Ended
March 31,
2005#(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.06)
Net realized and unrealized gain (loss)	1.74
Total from investment operations	1.68
Total increase (decrease) in net asset value	1.68
Net asset value, ending	$16.68

Total return*	11.20%
Ratios to average net assets: A
Net investment income	(0.82%) (a)
Total expenses	3.26% (a)
Expenses before offsets	1.67% (a)
Net expenses	1.59% (a)
Portfolio turnover	9%
Net assets, ending (in thousands)	$11,257

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return does not reflect deduction of any front-end or deferred sales charge.

# From October 1, 2004 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution toprospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter covered by this report, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: May 31, 2005

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: May 31, 2005